

Investor Presentation

2016

Sterling Construction Company, Inc.



Disclosure Regarding Forward-Looking Statements

Forward-Looking Statements: This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; financial strategy; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the "Risk Factors" section in our filings with the U.S. Securities and Exchange Commission ("SEC") and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Business Overview

- Sterling Construction Company is a heavy civil construction company specializing in transportation and water infrastructure
  - Highways, roads and bridges
  - Airfields, ports and light rail
  - Water supply, wastewater treatment and storm drainage systems
  - >140 projects underway
  - Approx. 1,900 employees
- Sterling is executing a turnaround plan and is experiencing very strong markets
- Backlog $854 mm with gross margin of 7.7%
- Guidance for 2016
  - Revenue – $700 to $735 mm
  - Net Income - $5 to $8 mm


WA
OR
MT
ID
WY
Reno
NV
Salt Lake City
UT
CO
Sacramento
Las Vegas
CA
AZ
Phoenix
NM
OK
Dallas/Ft. Worth
TX
Austin
Houston
San Antonio
HI
Sterling Markets

Sterling Construction Company, Inc.

Broad Range of Capabilities


Transportation


Transit


Specialty


Structural


Ports


Municipal

What Caused Our Historical Issues?

- Extremely competitive markets
- Several large projects outside our core capabilities
- Execution challenges when there was little margin for error
- Processes that had not grown with the company

4 Jobs Eroded GP
$75M
From 2012-2015

All Bid 2010-2012

Sterling Construction Company, Inc.

Backlog Transformation Has Been Ongoing

- Projects typically multi-year in duration – transitioning backlog to higher margin takes time
- Overall estimated margin in backlog has improved 160 bps from 2012 to 2015
- Actual performance against estimated margin has improved substantially over the same time period
  - Better markets
  - Labor cost improvement
  - Improved processes and controls

Estimated Margin in Backlog(1)


8%
7
6
5
4
2012
2013
2014
2015
Q1 2016

Gain/(Erosion) in Margin by Vintage(2)


10%
5
-
(5)
(10)
2012
2013
2014
2015

(1) "Estimated Margin in Backlog" represents the estimated Gross Profit margin percentage in backlog as of the period end date.
(2) "Gain/(Erosion) Analysis" represents the increase or decrease in estimated Gross Margin as compared to original contract for projects in backlog as of 3/31/16, categorized by the year the project was contracted.

Sterling Construction Company, Inc.

Turnaround Plan is Being Executed

- Changes in key personnel
  - CEO – Paul Varello, February 2015, Fluor background
  - CFO – Ron Ballschmiede, November 2015, most recently at CB&I
  - COO – Con Wadsworth, March 2016, RLW
  - Vice President Strategy & Business Development – Joe Cutillo, October 2015, GE background; most recently CEO at IPR
- Bid and project execution disciplines have been implemented
  - Project review
  - Margin floors
  - Common Project management processes
- Collaboration across business units is key
  - Equipment utilization
  - Procurement
  - Common systems/best practice
  - Leverage technical experts

Quarterly Improvement in Gross Margin(1)


10%
8
6
4
2
-
(2)
Q2 '15
Q3 '15
Q4 '15
Q1 '16

Est. Margin of Backlog Won by Vintage


10%
7.5
5
2014
2015
Q1 2016

(1) Comparison of last four quarters gross margin percentage versus comparable period from the prior year.

Sterling Construction Company, Inc.

Significant Positive Momentum in Our Markets

- Federal Highway Bill provides long-term security of funding
  - 5 year bill of $305 Billion
- FHA Emergency Program
  - $410 mm for damage related to storms, floods, etc.
  - (CA $29 mm, CO $119 mm, TX $10 mm, UT $5 mm)
- State and local initiatives are extremely positive for transportation infrastructure spending


TX

- Prop. 7 provides $2.5 bn a year
- Prop. 1 provides $1.5 to 2 bn


CA

- Governor is pushing a $3.6 bn annual transportation bill


UT

- 20% Gas tax increase effective Jan 2016

Sterling Construction Company, Inc.

Key Considerations

- Sterling has positive outlook
  - New management team executing on plan
  - Record level backlog with strong margins
  - Solid, well-funded transportation and water infrastructure markets
  - Profitability anticipated to return in 2016

Contact Us

Company Representative
Sterling Construction Company, Inc.

Jennifer Maxwell
Director of Investor Relations
281-951-3560

Investor Relations Advisors
The Equity Group Inc.

Fred Buonocore, CFA
Vice President
212-836-9607
fbuonocore@equityny.com

Linda Latman
Senior Vice President
212-836-9609
llatman@equityny.com

www.strlco.com

Sterling Construction Company, Inc.